UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Spectrum Funds	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economy recovered in fits and starts in 2010, buffeted by disappointing job gains in the U.S. and the sovereign debt crisis in Europe. Unemployment remained stubbornly high across much of the developed world, and the U.S. housing market appeared to be tottering, after earlier signs of stabilization. The lackluster recovery prompted the Federal Reserve to engineer a second round of monetary stimulus and paved the way for the extension of federal tax cuts. These measures, in combination with continued solid corporate earnings growth, contributed to an environment of improving economic prospects and a strong finish to the year for the stock market.

MARKET ENVIRONMENT

Economic conditions seesawed between encouraging and unsettling throughout most of the year, showcasing the frailty of the post-recession climate following the worst financial crisis since World War II. There were clear improvements in manufacturing, private sector hiring, and even consumer spending. But the positive trends were far from robust, which made financial markets vulnerable to negative developments, such as the European debt crisis, the oil spill in the Gulf of Mexico, and investors’ concerns about health care and financial regulatory reform.

While the economy recovered slowly, the corporate environment showed signs of strength. Cost-cutting and improving demand led to strong profit growth in many industries, even among those companies hardest hit by the financial crisis. As a result, the broad stock indexes finished the year with gains, and all sectors in the S&P 500 Index advanced in the period.

Consumer discretionary and industrials and business services shares performed best, followed by materials, energy, and information technology (IT). Consumer staples and financials shares produced solid gains but lagged the broad market. Health care and utilities—two sectors that tend to have lower sensitivity to the health of the economy—produced modest results as equity investors favored riskier investments.

Broadly speaking, stocks gained ground globally. European markets were held back by a mounting debt crisis among the peripheral European states, which continues to threaten the health of many regional economies and markets. Developed markets in Asia performed well and emerging markets also advanced, posting strong returns supported by robust economic growth. While many emerging economies are contending with accelerating inflation, they continue to offer an attractive combination of economic health and growth potential over an intermediate- to longer-term horizon.

In November, the Federal Reserve introduced a second round of Treasury security purchases intended to increase borrowing and spending by lowering longer-term interest rates. But as the year progressed, bond investors became increasingly concerned about the long-term sustainability of ultra-low long-term rates, as well as their potential to generate inflation.

As investors shifted into higher-risk assets with higher return potential, higher-quality bonds suffered modest setbacks. Treasuries struggled most in this environment. However, corporate bonds fared well, especially high yield bonds. Non-U.S. dollar bonds, as well as emerging market bonds, also benefited. The favorable fiscal positioning of many emerging market sovereign issuers stands in contrast to the budget and funding challenges faced by a number of developed market governments.

SPECTRUM GROWTH FUND

The Spectrum Growth Fund returned 25.67% for the six months ended December 31, 2010, and 16.88% for the full year. The fund outperformed the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index for the six-month period and slightly trailed the Russell index for the full year.

Each of Spectrum Growth’s underlying components advanced for the last year. The strongest absolute performers included the New Horizons Fund, the Small-Cap Stock Fund, and the Mid-Cap Growth Fund. The Mid-Cap Value Fund weighed on relative returns, underperforming its Russell Midcap Value Index.

Among domestic stocks, strong stock selection in IT and an overweight position in the consumer discretionary sector both aided performance as they benefited from a more favorable economic climate. Improved IT spending helped generate a cyclical rebound in the sector. Apple was a key contributor: Its IPhone and iMac personal computers continued to sell quite well, and its new iPad is selling at a rate well above initial projections. Internet giant Google faltered in the first half of the year due to a slowdown in advertising sales but perked up in the second half and should continue benefiting from display advertising and video-related revenues.

Financials, among the portfolio’s largest holdings, lagged the broader market. Continuing pressures from low interest rates, the European debt crisis, and questions about the handling of residential foreclosures put downward pressure on the sector.

We believe valuations continue to favor growth stocks, but we are neutral overall between growth and value as the attractive valuations in growth stocks look to be balanced against the case for value stocks based on the current economic and profit cycles. We are also neutral between U.S. and non-U.S. equities, though we are overweight to emerging markets (compared with developed overseas markets) given their greater growth opportunities.

SPECTRUM INCOME FUND

The Spectrum Income Fund returned 7.28% for the six months ended December 31, 2010, and 9.68% for the full year, outperforming its benchmarks, the Barclays Capital U.S. Aggregate Index and the Lipper General Bond Funds Average for both periods (see the accompanying performance table).

The Spectrum Income Fund’s allocations to diversifying sectors such as high yield bonds; dividend-paying stocks; and, to a lesser extent, emerging market bonds drove the fund’s outperformance relative to its Barclays Capital benchmark. Additionally, the fund was aided by strong relative performance by the underlying funds over the year, led by the New Income Fund’s significant outperformance versus the Barclays Capital U.S. Aggregate Index benchmark. The New Income Fund benefited from an underweight allocation to Treasuries, coupled with overweight allocations to high yield bonds and commercial mortgage-backed securities, which drove outperformance as investors sought higher yields and additional risk in a modestly improving economic environment.

We remain overweight to high yield bonds relative to investment-grade bonds as an improving economic climate and recent opportunities for issuers to refinance higher-coupon debt and extend maturities leave us anticipating continued strength in this sector. Additionally, the higher coupons offered by high yield bonds can help moderate the adverse impact from potentially rising interest rates. Likewise, we will remain overweight to nondollar bonds relative to U.S. investment-grade bonds and believe rising U.S. deficits could continue to weigh on the dollar. Emerging market debt prospects remain compelling thanks to strong fundamentals, including solid fiscal positioning relative to many developed countries and robust economic growth rates, which are increasingly supported by an expanding consumer class.

SPECTRUM INTERNATIONAL FUND

The Spectrum International Fund returned 26.82% for the six months ended December 31, 2010, and 13.52% for the full year. The fund outperformed the MSCI All Country World ex-U.S.A. Index as well as the Lipper International Multi-Cap Core Funds Average for both periods.

International markets saw strong results in the second half of the year, and each of the underlying funds in the Spectrum International Fund generated positive returns. The International Stock Fund and International Growth & Income Fund were strong positive contributors to both absolute and relative performance. Outside the U.S., the consumer discretionary, industrials, and materials sectors all saw solid gains for the year. From a regional perspective, Japan and Pacific ex Japan both experienced positive returns for the year. Emerging market stocks also enjoyed a strong year as the sector returned more than 19% for the 12-month period.

Relative to the MSCI All Country World ex-U.S.A. Index, we have maintained our high allocation to Europe, where holdings include solid consumer discretionary stocks, which could benefit from a gradually rebounding global economy. Additionally, we are overweight in emerging market stocks, given their healthy economic environment and strong growth potential. While we are mindful that accelerating inflation could impede growth in many emerging countries, our emerging market funds have exposure to stocks that should benefit over the long term from a burgeoning middle class and strong exports.

OUTLOOK

The global economy is recovering, but the residual effects of the financial crisis are likely to be with us for some time. We remain positive about the stock market’s direction over the medium term as equities are attractively valued compared with bonds and corporate fundamentals appear to be strong. In the short term, however, unexpected shocks to the equity markets cannot be ruled out.

Bond markets, however, may be vulnerable in the medium term. Economic improvement over the next six to 18 months could exert upward pressure on interest rates, and elevated levels of new Treasury supply may undermine prices. In addition, the strong returns for stocks could pull more investors out of the bond market. Nonetheless, bond holdings remain an important way to control risk in an uncertain climate.

These complex trends underscore the value of a well-diversified approach. The Spectrum Funds offer diversification combined with a disciplined security selection approach, which can help manage risks while still providing ample opportunity to take advantage of market gains. We remain committed to achieving these results for you.

Respectfully submitted,

Edmund M. Notzon III
President of the Spectrum Funds and chairman of the Investment Advisory Committee

January 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Value Index: Unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/10) Spectrum Growth Fund	Percent of Net Assets 12/31/10
Apple	2.5%
Google	1.8
Amazon.com	1.5
Schlumberger	1.4
JPMorgan Chase	1.3
Danaher	1.1
American Express	0.9
Wells Fargo	0.8
Chevron	0.8
GE	0.7
Total	12.8%

LARGEST HOLDINGS

(Of the combined underlying funds at 12/31/10) Spectrum International Fund	Percent of Net Assets 12/31/10
Nestle	1.4%
Telefonica	1.4
Royal Dutch Shell B Shares	1.3
Credit Suisse	1.2
Tesco	0.9
Honda	0.9
Samsung Electronics	0.9
AXA	0.9
Fresenius	0.9
Royal Dutch Shell ADR	0.8
Total	10.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

Spectrum Growth Fund	Minimum-Maximum	Target at 6/30/10	Target at 12/31/10
Growth Stock Fund	5-25%	16.55%	16.75%
Blue Chip Growth Fund	5-25	16.55	16.75
Equity Income Fund	5-25	16.55	16.75
Value Fund	5-25	16.55	16.75
International Stock Fund	0-20	8.61	8.61
International Growth & Income Fund	0-20	8.09	7.99
New Horizons Fund	0-15	2.90	2.50
Mid-Cap Growth Fund	0-15	4.00	4.00
Mid-Cap Value Fund	0-15	4.00	4.00
Small-Cap Value Fund	0-15	2.90	2.50
Emerging Markets Stock Fund	0-10	3.30	3.40
Summit Cash Reserves Fund	0-25	–	–

Spectrum Income Fund			
New Income Fund	10-25%	23.10%	21.90%
High Yield Fund	10-25	20.00	19.50
Equity Income Fund	5-25	13.00	13.50
International Bond Fund	5-20	11.30	13.00
GNMA Fund	5-20	8.45	9.45
Short-Term Bond Fund	0-15	10.40	8.40
U.S. Treasury Long-Term Fund	0-15	0.50	0.50
Emerging Markets Bond Fund	0-10	7.00	8.00
Corporate Income Fund	0-10	6.25	5.75
Summit Cash Reserves Fund	0-25	–	–

Spectrum International Fund			
International Stock Fund	0-55%	26.40%	26.34%
International Growth & Income Fund	0-35	26.07	25.53
European Stock Fund	0-30	21.74	22.23
Japan Fund	0-30	5.49	5.12
International Bond Fund	0-20	–	–
New Asia Fund	0-20	11.50	11.50
Emerging Markets Stock Fund	0-20	5.76	6.12
International Discovery Fund	0-20	1.84	1.87
Latin America Fund	0-15	–	–
Emerging Markets Bond Fund	0-15	–	–
Emerging Europe & Mediterranean Fund	0-15	1.20	1.29
Overseas Stock Fund	0-35	–	–
Africa & Middle East Fund	0-15	–	–
Summit Cash Reserves Fund	0-25	–	–

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM GROWTH FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INCOME FUND

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SPECTRUM INTERNATIONAL FUND

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions, if any, generally are declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International.

NOTE 2 - VALUATION

Each fund’s financial instruments are reported at fair value as defined by GAAP. Each fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the Spectrum Funds, and unobservable inputs reflect the Spectrum Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2010, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended December 31, 2010, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For Spectrum Income, reclassifications between income and gain relate primarily to the character of distributions from the underlying Price funds. For Spectrum International, reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the year ended December 31, 2010, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2009, were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, Spectrum Growth, and Spectrum Income utilized $1,405,000, and $5,495,000, respectively, of capital loss carryforwards. Spectrum Growth’s unused capital loss carryforwards as of December 31, 2010, all expire in 2017; Spectrum Income’s unused capital loss carryforwards all expire in 2017; and Spectrum International’s unused capital loss carryforwards expire: $665,000 in 2016, $37,040,000 in 2017, and $7,192,000 in 2018.

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for Spectrum Growth and Spectrum Income and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for Spectrum International and also serves as manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and, in the case of Spectrum International, Price International. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2010, Spectrum Growth and Spectrum International each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income held approximately 46% of the outstanding shares of the Corporate Income Fund and 35% of the GMNA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2010, approximately 20% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,061,790 shares of Spectrum Growth, representing 1% of the fund’s net assets.

NOTE 6 - SUBSEQUENT EVENT

Effective at the close of business on December 31, 2010, T. Rowe Price International, Inc. (Price International) was merged into its parent company, Price Associates. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization is designed to simplify Price Group’s corporate structure related to its international business and is intended to result in no material change in the nature, quality, level or cost of service provided to the T. Rowe Price funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, Spectrum Income
Fund, and Spectrum International Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (the funds comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the “Funds”) at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

SPECTRUM GROWTH FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $32,221,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $22,828,000 of the fund’s income qualifies for the dividends-received deduction.

SPECTRUM INCOME FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $20,130,000 from short-term capital gains.

For taxable non-corporate shareholders, $16,713,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $16,713,000 of the fund’s income qualifies for the dividends-received deduction.

SPECTRUM INTERNATIONAL FUND

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,249,000 from short-term capital gains.

For taxable non-corporate shareholders, $8,785,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $66,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your funds are overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the funds’ officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1999

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company; Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President–International Equity,
Executive Vice President	T. Rowe Price International; Director and
Vice President, Price Hong Kong and Price
Singapore; Vice President, T. Rowe Price
Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price International, T. Rowe
Price Investment Services, Inc., and T. Rowe
Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011